                                                                   EXHIBIT 10(h)
                             SUBSCRIPTION AGREEMENT

                       COMPUTERIZED THERMAL IMAGING, INC.



Computerized Thermal Imaging, Inc.
141 North State Street
Lake Oswego, Oregon 97034


Ladies and Gentlemen:

     The undersigned, Cameron Capital Ltd. (the "Subscriber"), understands that Computerized Thermal Imaging Inc., a Nevada corporation (the "Company"), is offering for sale one or more of its 8% Senior Convertible Debentures, in the form attached hereto as EXHIBIT A, in the aggregate original principal amount of One Hundred Twenty Five Thousand ($125,000) Dollars (the "Debentures"). The Subscriber further understands that the offering is being made without registration of the Debentures and shares of Common Stock issuable upon conversion thereof under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

     1. SUBSCRIPTION. Subject to the terms and conditions hereof, the Company agrees to sell, issue and deliver, and Subscriber hereby offers to purchase and subscribes for (i) Debentures in the aggregate original principal amount of $125,000 for a purchase price equal to the aggregate original principal amount of the Debentures so to be purchased (the "Purchase Price").

     2. THE CLOSING. The closing of the transactions contemplated hereby shall take place on March 11, 1997 at the offices of Freeborn & Peters, 950 17th Street, Denver, Colorado 80202, at 9:30 a.m. or at such other time and place as shall be agreed to by the Company and the Subscriber (the "Closing Date"). At the closing of the transactions contemplated hereby (the "Closing"), payment shall be made by wire transfer against delivery of the Debentures. In addition, the Company shall deliver to the Subscriber an opinion of Company counsel in the form attached hereto as EXHIBIT B.

     3.   SECURITIES ACT REGISTRATION.

          3.1. The Company shall register under the Securities Act, at the Company's expense, all of the shares of Common Stock issuable upon (i) the conversion of the Debentures and upon exercise of the warrant of even date herewith, in the form attached hereto as EXHIBIT C (the "Warrant") issued to Cameron Capital Management Ltd. ("CCM") and (ii) the conversion of the 6% Convertible Debentures and the Warrant issued to the Subscriber and CCM, respectively, pursuant to that certain Subscription Agreement dated August 15, 1996 (the "Prior Subscription Agreement") (the "Registrable Shares") by July 15, 1997 and in that connection shall file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to the Registrable Shares (the "Registration Statement") on or before May 15, 1997. Notice of effectiveness of the Registration Statement shall be furnished promptly to the Subscriber. The Company shall maintain the effectiveness of the Registration Statement and from time to time will amend or supplement such Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act. The effectiveness of the Registration Statement shall be maintained with respect to the Registrable Shares until the later to occur of the second anniversary of the Closing Date of the Prior Subscription Agreement or such date as all of the Registrable Shares may be sold during any one period of three (3) consecutive months pursuant to Rule 144 under the Securities Act or otherwise without registration.

          3.2. In the event that the Company registers under the Securities Act any of the Registrable Shares held by the Subscriber, the Company shall indemnify and hold harmless the Subscriber and each underwriter of such shares (including any broker or dealer through whom such of the shares may be sold) and each person, if any,


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who controls the Subscriber or any such underwriter within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or the Exchange Act or otherwise, and, except as hereinafter provided, shall reimburse the Subscriber and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in the prospectus (or the Registration Statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such Registration Statement or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Subscriber (insofar as indemnification of the Subscriber is concerned) or any underwriter (insofar as indemnification of any such underwriter is concerned) relating thereto expressly for use therein. Promptly after receipt by the Subscriber or any underwriter or any person controlling any of them, as the case may be, of notice of a claim to which the foregoing indemnification applies, the Subscriber or such other person shall notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Subscriber or such underwriter or controlling person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Subscriber or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless:
(i) the employment of such counsel has been specifically authorized by the Company, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties of any such action, suit or proceeding (including any impleaded parties) include both the person or persons seeking indemnification (the "indemnified person") and the Company and such indemnified person shall have been advised by its counsel that representation of the indemnified person and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified person). The Company shall not be liable to indemnify any person for any settlement by such person of any such action effected without the Company's consent.

          3.3. The Subscriber shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all losses, claims, damages, expenses or liabilities or actions to which they or any of them become subject under the Securities Act or the Exchange Act or otherwise, and shall reimburse the Company, its officers and directors and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims damages, expenses, liabilities or actions arise out of or are based upon any information relating to the Subscriber furnished by or on behalf of the Subscriber in writing specifically for inclusion in such Registration Statement. Notwithstanding the above, the liability of the Subscriber under this Section 3.3 shall not exceed the proceeds (net of underwriting discounts or commissions) received by the Subscriber upon the sale of the Registrable Shares.

          3.4. Any losses, claims, damages, liabilities and reasonable expenses for which an indemnified party is entitled to indemnification under Sections 3.2 and 3.3 of this Agreement shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities and expenses are incurred.

          3.5. The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement, and the prospectus used in connection with such Registration Statement as, in the opinion of the counsel to the Company, may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.


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

          3.6. The Company shall furnish to the Subscriber such number of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as may reasonably be requested in order to facilitate the disposition of the Registrable Shares owned by the Subscriber.

          3.7. The Company shall use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Subscriber; provided, however, that the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          3.8. The Company shall notify each holder of Registrable Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act and of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          3.9. The Company shall provide a transfer agent and registrar for all Registrable Shares to be registered hereunder and a CUSIP number of all Registrable Shares, in each case not later than the effective date of such registration.

          3.10. In the event the Registration Statement is not filed on or before May 15, 1997, or the Registration Statement is not declared effective by the SEC on or before July 15, 1997, the Company shall, for each month or portion thereof that said Registration Statement is not filed or declared effective, as the case may be, in addition to the eight percent (8%) interest otherwise payable pursuant to the terms of the Debentures, pay the Subscriber a premium equal to two percent (2%) of the outstanding principal amount of the Debentures, payable monthly, commencing May 16, 1997 or July 16, 1997, as the case may be. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to timely file the Registration Statement with the SEC or failure to cause such Registration Statement to become effective, as the case may be. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall be payable in coin or currency or, in lieu of a cash premium payment, the Subscriber may require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Subscriber receives notification of the filing or effectiveness. If the Subscriber elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Subscriber such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate Market Value (as defined in the Debentures and determined as of the date such premium is payable) equal in amount to the premium which the Subscriber has elected to receive in kind. Subscriber hereby waives the premiums on the 6% Convertible Debenture issued pursuant to the Prior Subscription Agreement to the extent such premiums would have accrued through March 31, 1997. After March 31, 1997, such premiums shall commence accruing in accordance with the terms of the Prior Subscription Agreement.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Subscriber as follows, such representations and warranties to be true and correct as of the Closing Date.

          4.1 The Common Stock issuable upon the conversion of the Debentures and exercise of the Warrant has been duly authorized and, when issued and delivered to the Subscriber in accordance with the terms of said Debentures and Warrant, will be validly issued, fully paid and nonassessable (the Debentures, Warrant and shares of Common Stock issuable upon conversion or exercise thereof are hereinafter sometimes referred to as the "Securities").

          4.2 The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such


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

registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company.

          4.3 Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement, nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of its subsidiaries or (ii) conflicts or will conflict with, or constitutes or will constitute a material breach of, or default under, any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, or any of its subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

          4.4 The execution and delivery of, and the performance by the Company of its obligations under this Agreement has been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, and the Company has full corporate and legal power to enter into this Agreement and perform all of its obligations hereunder.

          4.5 As of February 28, 1997, the Company has authorized One Hundred Million (100,000,000) shares of Common Stock, no par value, of which 37,068,009 shares are issued and outstanding, and 97,000 shares of preferred stock, par value of $.01, of which 30,000 are issued and outstanding. All such shares have been duly and validly issued and are fully paid and nonassessable. The Company has outstanding no other shares of any class of capital stock. Except as set forth in Schedule 4.5 attached hereto, there are no subscriptions, options, warrants, scrip, rights, calls, convertible securities, or any other similar agreements, arrangements or commitments of any character relating to the issued or unissued capital stock, or other securities of the Company obligating, or which may obligate the Company to issue, deliver or sell or cause to be issued, delivered or sold, additional shares of its capital stock or obligating or which may obligate the Company to grant, extend or enter into any such subscription, option, warrant, scrip, right, call, convertible security, or other similar agreement, arrangement, or similar commitment.

          4.6 Except as set forth in Schedule 4.6 attached hereto, there are no legal or administrative proceedings or investigation of any kind or nature now pending or to the knowledge of the Company, threatened before any court or administrative body against the Company nor is the Company subject to any unsatisfied judgment, order or decree of any court of law, administrative board, regulatory agency, arbitrator or arbitration panel.

          4.7 Since January 1, 1997, the business of the Company has been operated only in the ordinary and normal course, and there has not been, after such date, any material adverse change in the earnings, assets, liabilities, financial condition or in the operation of its businesses.

          4.8 Provided that the Company meets the qualification requirements established by the National Association of Securities Dealers, the Company will use its best efforts to cause its Common Stock, including the Registrable Shares, to be duly approved for listing on The Nasdaq SmallCap Market on or before the effective date of the Registration Statement.

          4.9 The Company will use its best efforts to maintain the listing of its Common Stock on The Nasdaq SmallCap Market, for a thirty-six (36) month period commencing on the date said Common Stock is duly approved for listing.

          4.10 The Company will make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the initial registration statement filed by the Company under the Securities Act; and


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          4.11 The Company will file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended.

          4.12 Until the Debentures are no longer outstanding, except for (i) the secured bond placement described in paragraphs (2) and (3) of the commitment letter dated March 6, 1997 from Select Capital Advisors, Inc. to the Company (the "Select Advisors Commitment Letter"), and (ii) security interests in equipment securing indebtedness for the purchase price of such equipment, the Company will not, and will not permit any subsidiary of the Company to, create or suffer to exist any mortgage, pledge, lien, security interest, assignment or transfer upon, or of, any of its property or assets, now owned or hereafter acquired, to secure any indebtedness in excess of Two Hundred Fifty Thousand Dollars ($250,000) without making effective provision whereby the Debentures shall be directly secured equally and ratably with the indebtedness secured by such mortgage, pledge, lien, security interest, assignment or transfer.

          4.13 The Purchase Price to be paid by the Subscriber shall be disbursed as follows:

               (i) Payment of One Hundred Thousand Dollars ($100,000) for fees and expenses incurred in connection with the Registration Statement shall be made by wire transfer to the client trust account so designated by Looper, Reed, Mark & McGraw, or such other law firm retained to represent the Company in fulfilling its registration obligations under Section 3 and shall be held in trust by such firm, to be applied against its invoices for services related to the filing of the Registration Statement.

               (ii) Payment of Twenty Thousand Dollars ($20,000) for fees and expenses incurred in connection with the Registration Statement shall be made by wire transfer to the client trust account so designated by King Griffin & Adamson P.C.

               (iii) Payment of Five Thousand Dollars ($5,000) for fees and expenses incurred in connection with this Agreement shall be made by wire transfer to an account so designated by Freeborn & Peters.

     5. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby represents and warrants to the Company as follows, such representations and warranties to be true and correct as of the Closing Date:

          5.1 The Subscriber is aware that no federal or state agency has passed upon the Common Stock or made any finding or determination concerning the fairness of this investment.

          5.2 The Subscriber has had an opportunity to ask questions of and receive answers from representatives of the Company, concerning the terms and conditions of this investment.

          5.3 The Securities for which the Subscriber hereby subscribes will be acquired for the Subscriber's own account, for investment only and not with a view toward resale or distribution in a manner which would require registration under the Securities Act.

          5.4 The Subscriber is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, and is a corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000. The Subscriber agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Securities.

          5.5 The Subscriber acknowledges that, until the Registration Statement is declared effective by the SEC, there are substantial restrictions on the transferability of shares of Common Stock as required pursuant to federal and state securities laws. The Subscriber further agrees to be responsible for compliance with all conditions on transfer imposed by any state blue sky or securities law. The Subscriber acknowledges that each certificate representing the Registrable Shares shall be stamped with a restrictive legend substantially similar to the following:

     "The securities evidenced by this certificate may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement


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     under the Securities Act of 1933, as amended (the "Act"), (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) If an exemption from registration under such Act is available.

     Notwithstanding the foregoing, the securities evidenced by this certificate are also subject to the registration rights set forth in that certain Subscription Agreement by and between the Holder hereof and the Company, a copy of which is on file at the Company's principal executive office."

          5.6 The Subscriber agrees to cooperate with the Company's listing of Common Stock on the Nasdaq Stock Market and registration of the Registrable Shares, by responding to any reasonable requests for information required in connection with such listing and registration. If a condition to such listing is imposed that would require the Subscriber's consent, and if the Subscriber is unwilling so to consent, the Company shall have the right to redeem, in whole but not in part, the Debentures and the debentures issued pursuant to the Prior Subscription Agreement for a price equal to 120% of the then outstanding principal amount plus accrued interest.

     6. CONDITIONS PRECEDENT TO SUBSCRIBER'S OBLIGATION TO CLOSE. Subscriber's obligation to make payment of the Purchase Price is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Subscriber, in whole or in part):

          6.1 The Company shall have retained the services of a well qualified independent certified public accounting firm for the purposes of examining the financial statements of the Company and its subsidiaries in connection with the filing of the Registration Statement. Such independent certified public accounting firm shall have substantial experience with public company reporting and registration statements, shall meet the SEC's requirements for an independent certified public accountant as set forth in
Article 2 of Regulation S-X, shall be a member of the SEC Practice Section of the AICPA and shall have adequate insurance coverage; and

          6.2 The Company shall have retained Looper, Reed, Mark & McGraw, or another well qualified law firm to represent the Company in fulfilling its registration obligations under Section 3. Such law firm shall have prepared and delivered to Subscriber a reasonably detailed time and responsibility checklist relating to the filing of the Registration Statement.

          6.3 The Company shall have acquired eighty percent (80%) or more of the outstanding shares of common stock of Thermal Medical Imaging, Inc.

     7. BROKERS. Each of the Company and Subscriber hereby indemnifies and holds the other harmless from any liability for any brokers' or finders' fee with respect to this Agreement or the transactions contemplated hereby for which the Company or the Subscriber, as the case may be, is responsible.

     8. WAIVER, AMENDMENT. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

     9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Subscriber without the prior written consent of other party and any assignment in violation hereof shall be void.

     10. CERTAIN AGREEMENTS. The Company represents, warrants and covenants as follows:

          10.1 Except for (i) any securities offering registered under the Securities Act or (ii) any securities offering contemplated by the Select Advisors Commitment Letter, the Company shall not agree to enter, enter into, or consummate any subsequent securities offering ("Future Offering") from the period commencing with Closing Date and terminating on September 30, 1997, without first offering the Subscriber the opportunity (which shall remain open for a period of five (5) business days from the date the Subscriber receives notice thereof) to purchase up to all of such additional securities (in the discretion of the Subscriber) on the terms and provisions which the Company proposes to offer such additional securities to such third parties. Any proposed sale of securities on terms and conditions different from those offered to the Subscriber, as well as any subsequent proposed sale of any such additional securities by the Company, shall again be subject to the first refusal rights of the Subscriber and shall require compliance by the Company with the procedures described in this Agreement. The Company further covenants and agrees to provide the Subscriber with prompt notice (in any event not later than two (2) business days after the fact) of the date of closing and the substantive terms and provisions of any such offering with any third party which was the subject of the right of first offer described in this Section 10.

          10.2 Should the Company consummate any Future Offering providing for the registration and resale of the Company's securities prior to the effectiveness of the Registration Statement, the Company shall so notify the Subscriber, whereupon the Subscriber shall have the right, exercisable upon 10 days' written notice at any time prior to the effectiveness of the Registration Statement, to require the Company to redeem the Debentures and the 6% Convertible Debentures issued pursuant to the Prior Subscription Agreement for a price equal to 120% of the then outstanding principal amount plus accrued interest, such redemption to be effected within five business days of such notice.

     11. CHOICE OF LAW; CONFLICT OF LAW; JURISDICTION AND VENUE. Except as otherwise expressly provided herein, the terms, conditions and enforceability of this Agreement shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of this Agreement, or arising from this Agreement or the subject matter of this Agreement, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

     12. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     13. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which will constitute one and the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

     14. NOTICE. Any notice to be given or to be served upon any party in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Company, to:

          Computerized Thermal Imaging Inc.
          141 North State Street
          Lake Oswego, Oregon  97034
          Attn.: David B. Johnston
          Telephone:  (503) 650-0119
          Facsimile:  (503) 650-8551


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

     If to the Subscriber, to:

          Cameron Capital Ltd.
          10 Cavendish Road
          Hamilton HM 19
          Bermuda
          Attn.:  Nic Snelling
          Telephone:  (441) 295-5455
          Facsimile:  (441) 295-9022

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     15. FEES AND EXPENSES. Except as set forth in Section 4.14 each of Subscriber and the Company agrees to pay its own expenses incident to the performance of its obligations hereunder including, but not limited to, the fees and disbursements of such party's legal counsel; provided, however, that the prevailing party in any action, suit or proceeding brought before or by any court or governmental agency or body, domestic or foreign arising out of the transactions contemplated hereby shall be entitled to be reimbursed for its reasonable legal fees and expenses.

     16. BINDING EFFECT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                               [SIGNATURE PAGE FOLLOWS]


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

     The undersigned acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

Dated this 13th day of March, 1997.

                                   CAMERON CAPITAL LTD.


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

          THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 13TH DAY OF MARCH, 1997.


                                   COMPUTERIZED THERMAL
                                   IMAGING, INC.

                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN TERMS AND CONDITIONS SET FORTH IN A CERTAIN SUBSCRIPTION AGREEMENT DATED AS OF MARCH 13, 1997 BETWEEN THE COMPANY AND THE SUBSCRIBER NAMED THEREIN.

                                                                U.S. $125,000

                       COMPUTERIZED THERMAL IMAGING, INC.

               8% SENIOR CONVERTIBLE DEBENTURE DUE MARCH 10, 2000

          THIS DEBENTURE is one of a duly authorized issue of Debentures of Computerized Thermal Imaging, Inc., a Nevada corporation (the "Company"), designated as its 8% Secured Convertible Debentures due March 12, 2000, in an aggregate principal amount not exceeding One Hundred Twenty Five Thousand ($125,000) Dollars (the "Debentures").

          FOR VALUE RECEIVED, the Company promises to pay to Cameron Capital Ltd., registered holder hereof (the "Holder"), the principal sum of One Hundred Twenty Five Thousand ( $125,000) Dollars on March 13, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of eight percent (8%) per annum, compounded annually and payable on a semi-annual basis commencing six months after the date of this Debenture, computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date and on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid to the person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement of even date herewith executed by the original Holder and the Company in connection with the purchase of this Debenture (the "Subscription Agreement"). The principal of, and interest on, this Debenture is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock (hereinafter defined) or a combination of Common Stock and cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate Market Value (as hereinafter defined) equal in amount to the interest which the Holder has elected to receive in kind. For these purposes, Market Value shall mean the average closing bid price (as reported on the OTC Bulletin Board or The Nasdaq Stock Market, as the case may be) of the Company's Common Stock for the five consecutive trading days ending on the trading day preceding the date on which such interest is payable.

          This Debenture is subject to the following additional provisions:

     1. This Debenture is issued pursuant to and shall have the benefit of the Subscription Agreement dated as of the same date hereof by and between the Company and the Holder.

     2. The Company shall register all of the shares of Common Stock issuable upon the conversion of the Debentures, in accordance with the provisions of Section 3 of the Subscription Agreement, by July 15, 1997. In the event the Company fails to register all of the shares of Common Stock issued or issuable upon conversion of the Debentures (the "Registrable Shares") pursuant to Section 3 of the Subscription Agreement, the Company shall, in addition to the eight percent (8%) interest otherwise payable pursuant to the terms of the Debentures, pay the Holder the premium set forth in Section 3.10 of the Subscription Agreement.

     3. The Debentures are issuable in denominations of Twenty Five Thousand Dollars ($25,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     4. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

     5. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     6. (a) Subject to the provisions of Section 7 hereof, from and after the effective date of the Registration Statement, the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, no par value (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lesser of: (i) the average closing bid price (as reported on the OTC Bulletin Board or The Nasdaq Stock Market, as the case may be) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding to the date of the Debentures (the "Fixed Conversion Price") or, (ii) Seventy-seven percent (77%) of the average closing bid price (as reported on the OTC Bulletin Board or The Nasdaq Stock Market, as the case may be) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value is hereinafter referred to as the "Conversion Price").

          (b) Conversion of the Debentures shall be effectuated by surrendering the Debentures to be converted to the Company with the form of Notice of Conversion attached hereto as SCHEDULE 1, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company, provided the Debenture is received by the Company within five (5) trading days thereafter. Such date is referred to herein as the "Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company.

          (c) In lieu of physical delivery of certificates representing the shares of Common Stock issuable upon the conversion of the Debenture(s) to the Holder, the Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three

(3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth
(4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved.

     7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this Section 7.

          (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

          (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

     8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized
 Common Stock.

     9. In no event shall the holder of this Debenture be entitled to convert the outstanding principal of this Debenture to the extent such conversion would result in such holder's beneficially owning more than five percent (5%) of the outstanding shares of the Company's Common Stock. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended.

     10.  Any of the following shall constitute an "Event of Default":

          a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five
               (5) business days after the due date thereof;

          b. Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

          c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5 day period, no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

          d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

          e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

          f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceeding or admit the material allegations of, or default in answering a petition filed in any such proceeding;

          g. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

          h. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof;

          i. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a DE MINIMIS amount of its outstanding shares of capital stock;

          j. The Company's Common Stock shall be suspended from trading on the OTC Electronic Bulletin Board, and the Company shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

          k. The Company does not make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the initial registration statement filed by the Company under the Securities Act; and

          l. The Company does not file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

     11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     12. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

     13. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Company, to:

          Computerized Thermal Imaging Inc.
          141 North State Street
          Lake Oswego, Oregon  97034
          Attn.: David B. Johnston
          Telephone: (503) 650-0119
          Facsimile: (503) 650-8551

     If to the Holder, to:

          Cameron Capital Ltd.
          10 Cavendish Road
          Hamilton HM 19
          Bermuda
          Attn.: Nic Snelling
          Telephone: (441) 295-5455
          Facsimile: (441) 295-9022

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     14. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

                               [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized

Dated: March 13, 1997                  COMPUTERIZED THERMAL IMAGING, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                   SCHEDULE 1

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

          The undersigned hereby irrevocably elects to convert the above Debenture No. ______ into shares of Common Stock of Computerized Thermal Imaging, Inc. (the "Company") according to the conditions hereof, as of the date written below.

                                       -----------------------------------------
                                       Date of Notice


                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Name

                                       Address:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

                                                                       EXHIBIT B



                                 March 11, 1997

Cameron Capital Ltd.
10 Cavendish Road
Hamilton HM 19
Bermuda


     RE:  COMPUTERIZED THERMAL IMAGING, INC.

Ladies and Gentlemen:

     We have acted as counsel for Computerized Thermal Imaging, Inc., a Nevada corporation (the "Company"), in connection with the private placement of the Company's 8% Convertible Debentures due March 10, 2000 (the "Debentures") and a warrant, issued to Cameron Capital Management Ltd. ("CCM") as payment of fees incurred by CCM in connection with Agreement (hereinafter defined) (the "Warrant"), to purchase shares of common stock, $.01 par value (the "Common Stock"). The private placement has been made without registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to the exemption from registration set forth in Rules 501 to 508, inclusive, promulgated under the Securities Act
("Regulation D").   Capitalized terms used herein and not otherwise defined
shall have the meaning assigned to them in the Subscription Agreement dated as of March 11, 1997 (the "Agreement") by and between the Company and Cameron Capital Ltd. (the "Purchaser"). The Agreement, the Warrant, and the Debentures are sometimes hereinafter referred to collectively as the "Documents".

     In connection with the opinions expressed herein, we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Documents and upon certificates and statements of certain government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein.

     In rendering this opinion, we have assumed that the signatures on documents and instruments examined by us are authentic, and that all documents submitted to us as copies conform with the originals, which facts we have not independently verified. We have also assumed: (A) that the Documents have been duly and validly executed and delivered by you or on your behalf and constitute your valid, binding and enforceable obligation; and
(B) that the representations and warranties made in the Documents by you are true and correct.

     As used in this opinion, the expression "we are not aware" or the phrase "to our knowledge" means as to matters of fact, based on the actual knowledge of individual attorneys within the firm principally responsible for handling matters for the Company and after an examination of documents referred to herein and after inquiries of certain officers of the Company and governmental authorities, we find no reason to believe the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purpose of rendering this opinion.

     This opinion relates solely to the laws of the State of Nevada and applicable federal laws of the United States, and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained by us in connection with rendering the opinions expressed herein.

     Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below, we are of the opinion that as of the date hereof:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

     2. The Company has all requisite corporate power and authority to execute and deliver the Documents and to perform its respective obligations under the terms of the Documents. The Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms.

     3. Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of its subsidiaries or (B) conflicts or will conflict with, or constitutes or will constitute a material breach of, or default under, any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, or any of its subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

     4. As of February 28, 1997, the Company has authorized One Hundred Million (100,000,000) shares of Common Stock, no par value, of which 37,068,009 shares are issued and outstanding, and 97,000 shares of preferred stock, par value of $.01, of which 30,000 are issued and outstanding. All such shares have been duly and validly issued and are fully paid and nonassessable. The Company has outstanding no other shares of any class of capital stock. Except for options issued to General Richard Secord, President of the Company entitling him to purchase two million (2,000,000) shares of Common Stock of the Company at a price of $1.25 per share. There are no subscriptions, options, warrants, scrip, rights, calls, convertible securities, or any other similar agreements, arrangements or commitments of any character relating to the issued or unissued capital stock, or other securities of the Company obligating, or which may obligate the Company to issue, deliver or sell or cause to be issued, delivered or sold, additional shares of its capital stock or obligating or which may obligate the Company to grant, extend or enter into any such subscription, option, warrant, scrip, right, call, convertible security, or other similar agreement, arrangement, or similar commitment.

     5. Upon receipt by the Company of the purchase price for the Debentures pursuant to the Agreement, and upon issuance and delivery of the Debentures to the Purchaser pursuant to the terms and conditions of the Agreement, the Debentures so issued and delivered will be duly authorized and validly issued. The Company has reserved, solely for the purpose of effecting the conversion of the Debentures, such number of shares of its Common Stock sufficient to effect the conversion of all of the principal amount of the Debentures.

     6. Upon the issuance and delivery of the Warrant pursuant to the terms and conditions of the Agreement, the Warrant so issued and delivered will be duly authorized and validly issued. The Company has reserved, solely for the purpose of issuance upon exercise of the Warrant, such number of shares of its Common Stock sufficient to effect the exercise of the Warrant.

     7. The payment of all interest, premiums and other amounts payable under and pursuant to the Documents is not usurious under applicable law.

     8. Assuming and relying upon the truth and accuracy of the representations and warranties contained in the Agreement, the offer, issuance, sale and delivery of the Debentures and the Warrant in accordance with the terms of the Agreement are exempt from the registration requirements of the Securities Act pursuant to Regulation D.

     Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     A. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

     B. Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

     This opinion is rendered as of the date first written above solely for the benefit in connection with the Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.


                              Very truly yours,

                                                                       EXHIBIT C

THIS WARRANT AND THE SHARES OF COMMON STOCK OF COMPUTERIZED THERMAL TECHNOLOGIES, INC. TO BE ISSUED UPON ANY EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (III) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


                                    WARRANT

                               TO PURCHASE SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                       COMPUTERIZED THERMAL IMAGING, INC.

                                 MARCH 13, 1997

     This certifies that, for value received, Cameron Capital Management Ltd. ("CCM") and any subsequent transferee pursuant to the terms of the Agreement (as defined below) of even date and this Warrant (each, a "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Computerized Thermal Imaging, Inc., a Nevada corporation (the "Issuer"), at any time or from time to time on or after the date hereof and on or before March 13, 2002 (the "Expiration Date"), Fifty Thousand (50,000) fully paid and nonassessable shares of common stock (the "Common Stock"), of the Issuer at an exercise price of One Dollar Fifty Cents ($1.50) per share, subject to adjustment pursuant to the terms hereunder (the "Exercise Price")(such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

     Section 1. DEFINITIONS. This Warrant is issued pursuant to, and shall have the benefit of, Section 3 of the Subscription Agreement of even date herewith by and between Cameron Capital Ltd., and the Issuer (the "Agreement"). Except as otherwise specified herein, terms defined herein shall have the meanings assigned to them in the Agreement.


     Section 2. EXERCISE OF WARRANT. Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the provisions of Section 10 hereof, is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as SCHEDULE ONE, duly executed and accompanied by payment to the Issuer as further set forth below in this
Section 2, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of this Warrant. The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable in United States Dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose.

     Section 3. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Issuer as follows, such representations and warranties to be true and correct as of the date of Exercise:

          (a) The Holder is aware that no federal or state agency has passed upon the Warrant Shares or made any finding or determination concerning the fairness of this investment

          (b) The Holder has had an opportunity to ask questions of and receive answers from representatives of the Issuer, concerning the terms and conditions of this investment.

          (c) The Warrant Shares will be acquired for the Holder's own account, for investment only and not with a view toward resale or distribution in a manner which would require registration under the Securities Act.

          (d) The Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Holder is an organization described in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, and is a corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000. The Holder agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Warrant Shares.

          (e) The Holder acknowledges that there are substantial restrictions on the transferability of the Warrant Shares as required pursuant to federal and state securities laws. The Holder further agrees to be responsible for compliance with all conditions on transfer imposed by any state blue sky or securities law. The Holder acknowledges that each certificate representing the Warrant Shares shall be stamped with a restrictive legend substantially similar to the following:

     "The securities evidenced by this certificate may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) If an exemption from registration under such Act is available.

     Notwithstanding the foregoing, the securities evidenced by this certificate are also subject to the registration rights set forth in that certain Subscription Agreement by and between the Holder hereof and the Issuer, a copy of which is on file at the Issuer's principal executive office."

     Section 4. RESERVATION OF SHARES; PRESERVATION OF RIGHTS OF HOLDER. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant.
The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (ii) promptly to take such action as may be required of the Issuer to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof, and
(iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

     Section 5. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. Any attempted transfer of this Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the

Issuer shall not in any way be required to give effect to such transfer. No transfer of this Warrant shall be effective for any purpose hereunder until
(i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, and (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Warrant and the Agreement. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 5, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be canceled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary. Any Warrant, if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

     Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     Section 6. RIGHTS OF HOLDER. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges of, a shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

     Section 7. ADJUSTMENTS IN EXERCISE PRICE AND WARRANT SHARES. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 7.

          (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

          (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

          (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in Section 9 below.

          (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

          (e) If the Issuer shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder. For purposes of this paragraph, the sale of all or substantially all of the assets of the Issuer and distribution of the proceeds thereof to the Issuer's shareholders shall be deemed a liquidation.

          (f) If an event occurs which is similar in nature to the events described in this Section 7, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

          (g) The term "Common Stock" shall mean the Common Stock of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this Section 7, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

          (h) The Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 7.

          (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 7, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

          (j) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

          (k) No adjustment in the Exercise Price in accordance with the provisions of this Section 7 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; PROVIDED HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

          (l) If an adjustment is made under this Section 7 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 7 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

     Section 8. TAXES ON ISSUE OR TRANSFER OF COMMON STOCK AND WARRANT. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

     Section 9. NOTICE OF ADJUSTMENT. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

     Section 10. NOTICE. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Issuer, to:

          Computerized Thermal Imaging Inc.
          141 North State Street
          Lake Oswego, Oregon  97034
          Attn.: David B. Johnston
          Telephone: (503) 650-0119
          Facsimile: (503) 650-8551

     If to the Holder, to:

          Cameron Capital Management Ltd.
          10 Cavendish Road
          Hamilton HM 19
          Bermuda
          Attn.: Nic Snelling
          Telephone: (441) 295-5455
          Facsimile: (441) 295-9022

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     Section 11. CHOICE OF LAW; CONFLICT OF LAW; JURISDICTION AND VENUE. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

                            [SIGNATURE PAGE FOLLOWS]

Dated: March 13, 1997

                                       COMPUTERIZED THERMAL
                                       IMAGING, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


ATTEST:


----------------------------------------------
                               , Secretary

                                                                    SCHEDULE ONE


                              ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise this Warrant and to purchase ______ shares of Computerized Thermal Imaging, Inc. Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares be issued in the name of:


--------------------------------------------------------------------------------
                                    (Name)


--------------------------------------------------------------------------------
                                   (Address)


--------------------------------------------------------------------------------
              (United States Social Security or other taxpayer
                     identifying number, if applicable)

and, if different from above, be delivered to:


--------------------------------------------------------------------------------
                                    (Name)


--------------------------------------------------------------------------------
                                   (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.


Date: __________ __, _____

Name of Registered Owner:
                          ------------------------------------------------------
--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
--------------------------------------------------------------------------------

Signature: ---------------------------------------------------------------------






                                       1